UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2009 (August 18, 2009)

X-RITE, INCORPORATED

(Exact Name of Registrant as Specified in Charter)

MICHIGAN	000-14800	38-1737300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4300 44th Street S.E. Grand Rapids, MI	49512
(Address of Principal Executive Office)	(Zip Code)

(616) 803-2100

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The Exchange Agreement

On August 18, 2009, pursuant to the Exchange Agreement (the “Exchange Agreement”) by and among the Company, OEPX, LLC (“OEP”), Sagard Capital Partners, L.P. (“Sagard”) and Tinicum Capital Partners II, L.P., Tinicum Capital Partners II Parallel Fund, L.P. and Tinicum Capital Partners II Executive Fund L.L.C. (collectively, “Tinicum” and, together with OEP and Sagard, the “Investors”), the Investors acquired an aggregate of 41,561.22312 shares of newly created shares of Series A Preferred Stock, par value $0.10 per share (the “Series A Preferred Stock”), and warrants (the “Warrants”) providing the Investors the right, subject to receipt of Shareholder Approval (as described in further detail below), to acquire an aggregate of 7,500,000 shares (the “Warrant Shares”) of the Company’s common stock, par value $0.10 per share (the “Common Stock”), at an initial exercise price of $0.01 per share (subject to adjustments set forth in the Warrants) from the Company in exchange for the cancellation of $41,561,200 principal amount of loans (“Acquired Loans”) under the Second Lien Credit and Guaranty Agreement, dated October 24, 2007, as amended August 18, 2009, by and among the Company and the other parties thereto (the “Second Lien Credit Agreement”).

Pursuant to undertakings made in the Exchange Agreement, a special meeting of the Company’s shareholders (the “Shareholders’ Meeting”) will be held, at which the Company’s shareholders will vote on a proposal necessary to permit the Investors to exercise the Warrants. The Company is obligated to use its reasonable best efforts to obtain such approval of the shareholders (the “Shareholder Approval”). Each of the investors has separately entered into a voting agreement with the Company (the “Voting Agreements”), whereby the Investors agreed to vote any shares of Common Stock they own on the date of such meeting in favor of such proposal.

As a result of the cancellation of the Acquired Loans, the outstanding principal under the Second Lien Credit Agreement decreased from $67.8 million to $26.2 million. The Company paid for the expenses of the Investors in connection with the transactions contemplated by the Exchange Agreement.

Certificate of Designation, Preferences and Rights of Series A Preferred Stock

The Certificate of Designation, Preferences and Rights of Series A Preferred Stock (the “Certificate of Designation”) was filed by the Company with the Michigan Department of Energy, Labor and Economic Growth and became effective on August 18, 2009.

Pursuant to the terms of the Certificate of Designation, the shares of Series A Preferred Stock purchased by the Investors have an initial aggregate liquidation preference equal to the sum of (a) $41,561,223.12, (b) all accrued and unpaid dividends and (c) in the case of any event of liquidation or winding up of the Company or any event requiring the company to redeem, repurchase, or offer to repurchase any Series A Preferred Stock or the failure to obtain Shareholder Approval at the Shareholders’ Meeting, the Participation Amount (as defined in the Certificate of Designation) (the amounts set forth in clauses (a) through (c) above, the “Liquidation Preference”).

The Company may, in certain circumstances, pay the Participation Amount by delivering such number of shares of Common Stock (the “Redemption Shares”) equal to the Participation Amount as calculated in the Certificate of Designation. The number of Redemption Shares will initially be 7,500,000, subject to certain adjustments set forth in the Certificate of Designation. Upon receipt of the Shareholder Approval, the Participation Amount will no longer be payable, and the Warrants shall become exercisable. Upon failure to obtain Shareholder Approval, the Participation Amount will become payable, and the Warrants shall no longer be exercisable. In no circumstances shall the Company issue both the Redemption Shares and the Warrant Shares to the Investors.

The holders of the Series A Preferred Stock have the right to receive quarterly dividends in an amount equal to (a) an annual rate of 14.375%, (b) if an Event of Default (as defined in the Certificate of Designation) has occurred, an additional 2.0% per annum and (c) in the event dividends are paid on the Common Stock prior to the date the Warrants become exercisable, an aggregate amount payable in connection with such dividends equal to the amount which would be paid to the holders of 7,500,000 shares of Common Stock (subject to certain adjustments as set forth in the Certificate of Designation). The Board of Directors of the Company (the “Board”) may pay dividends accrued with respect to the Series A Preferred Stock, generally at its option, in cash, or “in kind” with additional shares of Series A Preferred Stock.

The Company is required to redeem all of the then outstanding Series A Preferred Stock on January 23, 2014 (the “Mandatory Redemption Date”) at a price equal to the Liquidation Preference. In addition, at any time from and after the six month anniversary of the acquisition of the Series A Preferred Stock by the Investors, subject to certain restrictions as further detailed in the Certificate of Designation, the Company may optionally redeem all shares of the Series A Preferred Stock for an amount equal to the stated value of $1,000 per share of Series A Preferred Stock (including additional shares of Series A Preferred Stock issued to pay “in kind” dividends) multiplied by the Early Redemption Multiplier, plus all accrued dividends and the Participation Amount (if applicable pursuant to the Certificate of Designation). The “Early Redemption Multiplier” is equal (a) to 107% prior to October 25, 2010, (b) 105% from and after October 25, 2010 through and including October 24, 2011, (c) 103% from and after October 25, 2011 through and including October 24, 2012, (d) 101% from and after October 25, 2012 through and including October 24, 2013, and (e) 100% after October 25, 2013.

In the event of a Fundamental Change (as defined in the Certificate of Designation), the Company is required to redeem or make an offer to repurchase all of the outstanding shares of Series A Preferred Stock at an amount equal to $1,000 per share of Series A Preferred Stock (including additional shares of Series A Preferred Stock issued to pay “in kind” dividends) multiplied by the Early Redemption Multiplier, plus all accrued dividends and the Participation Amount (if applicable pursuant to the Certificate of Designation).

In addition, in the event the Company fails to declare or pay dividends or to redeem or repurchase, or make an offer to repurchase, the Series A Preferred Stock when required, the holders of a majority of the shares of Series A Preferred Stock will have the right to elect between two and four additional directors to the Board. This is in addition to the preexisting right that (i) OEP has to appoint three individuals to the Board and (ii) Sagard has to appoint one individual to the Board.

The Certificate of Designation also provides for the creation and maintenance of an Administrative Committee of the Board (the “Administrative Committee”), initially comprised of five Board members. The initial members of such committee are Thomas J. Vacchiano Jr., David M. Cohen, Colin Farmer, Daniel Friedberg and Peter Frieder. The holders of shares of Series A Preferred Stock initially have the right to elect up to three members to the Administrative Committee.

The Series A Preferred Stock ranks senior to the Common Stock in respect of payment of dividends and/or distribution of assets upon a liquidation. The consent of holders of a majority of the shares of Series A Preferred Stock is required to permit, among other things, the purchase or redemption (subject to certain exceptions) or declaration or payment of dividends on shares of capital stock or equity securities or the creation or incurrence of any indebtedness, other than as permitted under the Company’s existing credit agreements (but excluding any extension, renewal or replacement of the Company’s existing credit agreements (subject to certain exceptions) and certain other indebtedness).

Warrants

As described above, in connection with the Exchange Agreement, the Investors received Warrants to acquire an aggregate of 7,500,000 shares of Common Stock with an initial exercise price of $0.01 per Warrant Share. Each Investor’s right to exercise its Warrant is subject to the receipt of Shareholder Approval, and following the receipt of Shareholder Approval, the Warrants will be exercisable at any time until August 18, 2019. If Shareholder Approval is not obtained at the next shareholder meeting, the Warrants will automatically terminate. The number of Warrant Shares issuable upon the exercise of the Warrants and the Exercise Price are each subject to certain adjustments as set forth in the Warrants.

Investment Agreement Amendment

In connection with the Exchange Agreement, (i) the Company and OEP entered into an amendment, dated as of August 18, 2009 (the “OEP Investment Agreement Amendment”), to the Investment Agreement, dated as of August 20, 2008, between the Company and OEP (the “OEP Investment Agreement”) and (ii) the Company, Sagard and Tinicum entered into an amendment, dated as of August 18, 2009 (the “Other Investors’ Investment Agreement Amendment,” and together with the OEP Investment Agreement Amendment, the “Investment Agreement Amendments”), to the Investment Agreement, dated as of August 20, 2008, among the Company, Sagard and Tinicum (the “Other Investors’ Investment Agreement,” and together with the OEP Investment Agreement, the “Original Investment Agreements”). The Investment Agreement Amendments exclude the transactions contemplated by the Exchange Agreement from the standstill agreements previously entered into by each Investor and modify the determination of the Investors’ percentage ownership for purposes of the preemptive rights provision in the Original Investment Agreements to include all shares beneficially owned by the Investors (including the Warrant Shares). The Original Investment Agreements (including the standstill provisions) remain unchanged except as modified by the Investment Agreement Amendments.

Registration Rights Agreement Amendment

In connection with the Exchange Agreement, the Investors entered into an amendment, dated as of August 18, 2009 (the “Registration Rights Agreement Amendment”), to the Registration Rights Agreement, dated as of October 28, 2008, among the Company and the Investors to include the Investor Shares (as defined in the Exchange Agreement) among the “Registrable Securities” as set forth therein.

Credit Agreement Amendments

On August 18, 2009, the Company entered into the (i) Consent and Amendment No. 2 to First Lien Credit and Guaranty Agreement and Amendment No. 1 to Pledge and Security Agreement (First Lien) (the “First Lien Amendment”) to the First Lien Credit and Guaranty Agreement, dated as of October 24, 2007, among the Company and the other parties thereto, and (ii) Consent, Limited Waiver and Amendment No. 2 to Second Lien Credit and Guaranty Agreement and Amendment No. 1 to Pledge and Security Agreement (Second Lien) (the “Second Lien Amendment,” and together with the First Lien Amendment, the “Credit Agreement Amendments”) to the Second Lien Credit Agreement. The Credit Agreement Amendments, among other things, permit the Company to enter into the transactions contemplated by the Exchange Agreement.

Rights Plan Amendment

In connection with the execution of the Exchange Agreement, the Warrants and the other agreements contemplated thereby, on August 18, 2009, the Company entered into Amendment No. 2 (the “Rights Plan Amendment”) to Shareholder Protection Rights Agreement, dated as of March 29, 2002, between the Company and Computershare Trust Company, N.A. (formerly known as EquiServe Trust

Company, N.A.), as previously amended by Amendment No. 1 to Shareholder Protection Rights Plan, dated as of August 20, 2008, between the same parties (the “Rights Agreement”), for the purpose of amending the Rights Agreement to render it inapplicable to the transactions contemplated by the Exchange Agreement and the transactions contemplated thereby. The Rights Plan Amendment provides that no Investor nor any of its affiliates will be deemed to be an Acquiring Person (as defined in the Rights Agreement) and no distribution of rights will occur solely by virtue of the approval, execution, delivery, adoption or performance of the Exchange Agreement, the Certificate of Designation, the Warrants or the Investment Agreements and/or the consummation of any transactions contemplated thereby, including, without limitation, by reason of (i) acquisitions by any Investor of Series A Preferred Stock, Warrants, Investor Shares and/or dividends paid “in kind” with respect to the Series A Preferred Stock, (ii) acquisitions of Common Stock contemplated by the Original Investment Agreements between the Company and the Investors (including, for the avoidance of doubt, acquisitions permitted by Section 4.1(e)(iii) thereof) and/or (iii) the shares of Common Stock beneficially owned by the Investors and their respective affiliates as of August 18, 2009.

The foregoing summaries of the Exchange Agreement, the Warrants, the Voting Agreements, the Certificate of Designation, the Investment Agreement Amendments, the Registration Rights Agreement Amendment, the Credit Agreement Amendments and the Rights Plan Amendment do not purport to be complete and are qualified in their entirety by the full text of these agreements, which are filed as exhibits to this Current Report on Form 8-K and which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under the heading “Credit Agreement Amendments” in “Item 1.01 Entry into a Material Definitive Agreement” is hereby incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth under “Item 1.01 Entry into a Material Definitive Agreement” is hereby incorporated by reference into this Item 3.02.

The acquisitions by the Investors of the Series A Preferred Stock and the Warrants are exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) of the Securities Act of 1933 and/or Regulation D promulgated under the Securities Act of 1933. Each of the Investors has represented to the Company in the Exchange Agreement that it is an “accredited investor” as defined in Regulation D and that the Series A Preferred Stock and Warrants, as the case may be, are being acquired for investment. The Company has not engaged in a general solicitation or advertising with regard to the Acquisitions and has not offered securities to the public in connection with the Acquisitions.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure with respect to the filing of the Certificate of Designation set forth under “Item 1.01 Entry into a Material Definitive Agreement” is hereby incorporated by reference into this Item 5.03.

Item 8.01	Other Events

On August 20, 2009, the Company issued a press release announcing, among other things, that it had entered into the Exchange Agreement, the Investment Agreement Amendments, the Registration Rights Agreement Amendment, the Voting Agreements, the Credit Agreement Amendments and the Rights Plan Amendment. The press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibits
3.1	Certificate of Designation, Preferences and Rights of Series A Preferred Stock dated as of, and filed by X-Rite, Incorporated with the Michigan Department of Energy, Labor and Economic Growth on, August 18, 2009

4.1	Amendment No. 2 to Shareholder Protection Rights Agreement, dated as of August 18, 2009, between X-Rite, Incorporated and Computershare Trust Company, N.A. (formerly known as EquiServe Trust Company, N.A.), dated as of March 29, 2002, as previously amended by Amendment No. 1 to Shareholder Protection Rights Agreement, dated as of August 20, 2008, between the same parties (incorporated by reference to Exhibit 4.3 of the Form 8-A/A filed by X-Rite, Incorporated on August 18, 2009)

10.1	Exchange Agreement, dated as of August 18, 2009, among X-Rite, Incorporated, OEPX, LLC, Sagard Capital Partners, L.P., Tinicum Capital Partners II, L.P., Tinicum Capital Partners II Parallel Fund, L.P. and Tinicum Capital Partners II Executive Fund L.L.C.

10.2	Form of Warrant issued to each of OEPX, LLC, Sagard Capital Partners, L.P., Tinicum Capital Partners II, L.P., Tinicum Capital Partners II Parallel Fund, L.P. and Tinicum Capital Partners II Executive Fund L.L.C. in the amounts set forth in Annex A to the Exchange Agreement

10.3	Letter Agreement dated August 18, 2009 between X-Rite, Incorporated and OEPX, LLC regarding voting of shares

10.4	Letter Agreement dated August 18, 2009 between X-Rite, Incorporated and Sagard Capital Partners, L.P. regarding voting of shares

10.5	Letter Agreement dated August 18, 2009 between X-Rite, Incorporated, Tinicum Capital Partners II, L.P., Tinicum Capital Partners II Parallel Fund, L.P. and Tinicum Capital Partners II Executive Fund L.L.C. regarding voting of shares

10.6	Amendment No. 1 to Investment Agreement, dated as of August 18, 2009, between X-Rite, Incorporated and OEPX, LLC

10.7	Amendment No. 1 to Investment Agreement, dated as of August 18, 2009, among X-Rite, Incorporated, Sagard Capital Partners, L.P., Tinicum Capital Partners II, L.P., Tinicum Capital Partners II Parallel Fund, L.P. and Tinicum Capital Partners II Executive Fund L.L.C.

10.8	Amendment No 1. to Registration Rights Agreement, dated as of August 18, 2009, among X-Rite, Incorporated, OEPX, LLC, Sagard Capital Partners, L.P., Tinicum Capital Partners II, L.P., Tinicum Capital Partners II Parallel Fund, L.P. and Tinicum Capital Partners II Executive Fund L.L.C.

10.9	Consent and Amendment No. 2 to First Lien Credit and Guaranty Agreement and Amendment No. 1 to Pledge and Security Agreement (First Lien), dated as of August 18, 2009, to the First Lien Credit and Guaranty Agreement, dated as of October 24, 2007, among X-Rite, Incorporated and the other parties thereto

10.10	Consent, Limited Waiver and Amendment No. 2 to Second Lien Credit and Guaranty Agreement and Amendment No. 1 to Pledge and Security Agreement (Second Lien), dated as of August 18, 2009, to the Second Lien Credit and Guaranty Agreement, dated as of October 24, 2007, among X-Rite, Incorporated and the other parties thereto

99.1	Press Release issued by the Company on August 20, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

X-RITE, INCORPORATED

Date: August 20, 2009

	By:	/s/ Thomas J. Vacchiano Jr.
	Name:	Thomas J. Vacchiano Jr.
	Title:	Chief Executive Officer